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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 29, 2006
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                Date of Report (Date of earliest event reported)


                             THE TOPPS COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                  (State or other jurisdiction of corporation)


                                    001-15817
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                              (Commission File No.)


                                   11-2849283
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                      (I.R.S. Employer Identification No.)


                        One Whitehall, New York, NY 10004
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               (Address of principal executive offices) (Zip code)


                                 (212) 376-0300
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 29, 2006, the Company issued a Press Release to the public regarding the Company's result of operations and financial conditions for the Company's first fiscal quarter ended May 27, 2006. The said Press Release is attached to this report as Exhibit 99.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release dated June 29, 2006



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Topps Company, Inc. Registrant


                                        By: /s/ Catherine K. Jessup
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                                            Catherine K. Jessup
                                            Vice President-CFO & Treasurer

Date: June 29, 2006